SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report:


                                October 25, 2001



                         CALIBER LEARNING NETWORK, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Maryland
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


       000-23945                                          52-2001020
 ----------------------                        -------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


509 South Exeter Street, Suite 400, Baltimore, Maryland                21202
-------------------------------------------------------               --------
        (Address of Principal Executive Offices)                     (Zip Code)


                                 (410) 843-1000
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Item 2.   Acquisition or Disposition of Assets.
          ------------------------------------

On October 25, 2001, Caliber Learning Network, Inc. ("Caliber") announced that Caliber had completed the sale of substantially all of its assets to Sylvan Learning Systems, Inc. ("Sylvan"). As previously announced on August 14, 2001, Caliber and Sylvan had entered into a definitive asset purchase agreement dated August 13, 2001, as amended, a copy of which is attached herewith as Exhibit Nos. 99.2-99.7, respectively (collectively, the "Asset Purchase Agreement").

The sale, structured as a sale of assets under Section 363 of the Bankruptcy Code, was approved by the United States Bankruptcy Court for the District of Maryland, Baltimore Division (the "Bankruptcy Court") on October 3, 2001, a copy of which is filed herewith as Exhibit 99.1. Caliber issued a press release, a copy of which is attached hereto as Exhibit 99.10, announcing the closing and subsequent transfer of its assets pursuant to a bill of sale, a copy of which is filed herewith as Exhibit 99.8. In connection with the transfer of its assets, Caliber amended its Charter to change its name to "CLN Inc." A copy of the Articles of Amendment are filed herewith as Exhibit 99.9.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          Exhibit No.                  Description
          -----------                  -----------

          99.1 Order from the United States Bankruptcy Court for the District of Maryland, Baltimore Division, Granting Debtor's
                                       Motion  for  Approval  of Asset  Purchase
                                       Agreement With Sylvan  Learning  Systems,
                                       Inc. and Denying UUNET's Trustee Motion.

          99.2 Form of Asset Purchase Agreement by and between Caliber Learning Network, Inc. and Sylvan Learning Systems, Inc. dated August 13, 2001 (the "Asset Purchase Agreement") (a copy of which was filed with the SEC on Form 8-K on August 28, 2001 and is hereby incorporated by reference).

          99.3 Amendment No. 1 to the Asset Purchase Agreement dated August 23, 2001.

          99.4 Amendment No. 2 to the Asset Purchase Agreement dated September 4, 2001.

          99.5 Amendment No. 3 to the Asset Purchase Agreement dated September 5, 2001.

          99.6 Amendment No. 4 to the Asset Purchase Agreement dated September 6, 2001.



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

          99.7 Amendment No. 5 to the Asset Purchase Agreement dated September 17, 2001.

          99.8 Bill of Sale; Assignment and Assumption Agreement dated October 25, 2001.

          99.9                         Articles of Amendment

          99.10                        Press Release



                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:      October 26, 2001               CALIBER LEARNING NETWORK, INC.



                                          By: /s/ GLEN M. MARDER
                                             ----------------------------------
                                             Glen M. Marder
                                             President and
                                               Chief Executive Officer















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